Supplement dated October 2, 2024
to the Prospectus and Summary Prospectus, each as supplemented, if applicable, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia U.S. Treasury Index Fund	9/1/2024
Effective November 1, 2024, the following changes are hereby made to the Fund's Prospectus and Summary Prospectus.
The portfolio manager information under the heading “Fund Management” in the Summary Prospectus and in the “Summary of the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Management	Title	Role with Fund	Managed Fund Since
David Janssen, CFA	Portfolio Manager	Portfolio Manager	November 2024
The rest of the section remains the same.
The portfolio manager information under the heading “Primary Service Provider Contracts – Portfolio Manager” in the “More Information About the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Management	Title	Role with Fund	Managed Fund Since
David Janssen, CFA	Portfolio Manager	Portfolio Manager	November 2024
Mr. Janssen joined the Investment Manager in 2012. Mr. Janssen began his investment career in 2012 and earned a B.S. from The University of South Dakota and a M.S. in financial mathematics from the University of Minnesota.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP237_04_005_(10/24)